Exhibit 10.1

Acumen BioFin Rodman & Renshaw 9th Annual Healthcare Conference

November 5 – 7, 2007 New York, New York

This presentation contains statements that may be considered ‘forward looking statements’ within the meaning of the Private Securities Litigation Reform Act, including those indicating the financial outlook and projections that might imply commercial potential and successful evaluation and development of new compounds. Forward-looking statements by their nature involve substantial uncertainty, and actual results may differ materially from those that might be suggested by such statements. Important factors identified by the Company that it believes could result in such material differences are described in the Company’s Annual Report on Form 10-K for the year 2006. However, the Company necessarily can give no assurance that it has identified or will identify all of the factors that may result in any particular forward- looking statement materially differing from actual results, and the Company assumes no obligation to correct or update any forward-looking statements which may prove to be inaccurate, whether as a result of new information, future events or otherwise.

A Specialty Life Sciences Company Engaged in the Study of Senescence, the Science of Aging with an Initial Focus on Skincare and Dermatological Therapeutics

Headed by Professor Brian Clark, Ph.D., ScD., Senetek PLC’s Chief Scientist

? Achievements:

Discovery of the Initiation Codon for Protein Synthesis, 1965/1966

First Crystallization of tRNA, 1968

Determination of the First Structure of a GTP-Binding Protein, 1985

Structural Determination of the Ternary Complex, 1995

Past President of the International Union of Biochemistry and Molecular Biology, 1997

Head, European Chinese Biotechnology Transfer Task Force

? Publications:

Over 200 Papers

5	Books

World Renowned Scientific Advisory Board

? Sir John Walker, Ph.D., F.R.S., Scientific Advisor

Nobel Prize in Chemistry, 1997

Thought Leader in Nutrition & Aging

Expert on Mitochondria

? Professor Claudio Francheschi, M.D., EU Project Partner & Science Advisor

Professor, University of Bologna and Scientific Director of the Italian National Research Center on Aging-Department of Gerontological Studies, Bologna, Italy

Expert on Inflammation and the Genetics of Aging

? Dr. Gerald Weinstein, M.D.

University of California Department of Dermatology, Irvine (Emeritus)

World Renowned Expert on Photo Damaged Skin and Psoriasis

Institute of Experimental Botany—Czech Republic

Cooperative Research Agreement to Study Plant Physiology, Genetics and Biotechnology

Institute of Bioorganic Chemistry—Polish Academy of Sciences

Polish State Scientific Institution

PROTEOMAGE—European Integrated Project

Consortium of Leading European Researchers of Healthy Aging

National Hellenic Research Foundation of the Foundation of Biological Research and Biotechnology

University of California at Irvine—Department of Dermatology

Comprehensive Consulting, Pre-Clinical and Clinical Testing Services for Pharmaceutical and Cosmetic Compounds

Over 2000 Patented and Patent Applied for Compounds

Patent Applied for Suppression of Brain Tumors

Currently in Human Clinical Trials in Europe

Extraordinary Results for example individual diagnosed with grade 3 glioblastoma multiforme (average life expectancy from diagnosis equals 8 months) treated and alive 24 months post diagnosis

1999 Launched Kinerase® Through ICN/Valeant Pharmaceuticals, the Leading Antiaging Product in the North American Physician Market

2004 Licensed Invicorp® to Ardana BioSciences for the European Market

2006 Licensed Invicorp® to Plethora Solutions Holdings Ltd. For the North American Market

2006 Transferred Reliaject® to Ranbaxy Pharmaceuticals for Milestone Payments and Royalties for 15 Years from the Date of First Commercial Sale

2006 Entered into Agreement with Covance Antibody Services for the Distribution of Diagnostic Monoclonal Antibodies

2007 Marketing Collaboration for Pyratine-6™ with Triax Pharmaceuticals

“ Strong I ndustry Relationships”

No Debt

Cash on Hand at $20 Million

Minimum Guaranteed Revenue Stream of $12 Million in 2008

Total 2008 2009 Revenue $ 26,762* $ 13,397 $ 21,891 Gross Margin 25,270 10,492 12,872

Operating Income 20,795 1,634 5,017

Net Income 18,437 1,549 3,748 EBITDA 17,851 2,262 5,645

*	Includes Kinetin Monetization of $24 Million

Pyratine-6™

4HBAP

Baseline Week 12

Photo Damaged Skin

Subject 11—Right

Baseline

Week 12

Photo Damaged Skin

Subject 26—Right

Baseline Week 12

Acne Rosacea

Subject 19

Baseline

Week 12

Photo Damaged Skin

Subject 16—Left

Baseline Week 12

Acne Vulgaris/Skin Lightening

Subject 32

Skin Moisture Content 4HBAP

Acne

(Investigator Assessment) 4HBAP

In Transition

Yesterday: Outlicensing

Today: Marketing Collaborations

Higher Revenues

Corporate and Brand Recognition

Rich Portfolio of Technology

World Class Science

Proven Commercial Successes

Financially Stable